Paradigm Capital Appreciation Fund

Supplement dated March 20, 2007

to the Prospectus and Statement of Additional Information

dated January 1, 2007

Because the Paradigm Capital Appreciation Fund is new and the asset base is relatively small , the portfolio managers have found that investing in Exchange Traded Funds has been an effective tool to get broad based market exposure to common stocks of mid capitalization companies.

Effective immediately the second bullet point under the heading The Goals, Principal Investments and Policies of the Fund on page 4 of the Prospects is deleted in its entirety and replaced with the following:

*  The Fund invests primarily in common stocks of mid capitalization companies, defined by the advisor as those companies with market capitalizations between $1.5 billion and $15.0 billion at the time of purchase and e xchange t raded f unds (ETFs) that invest in mid capitalization companies ..

Under the heading The Principal Risks of Investing in the Fund on page 6 of the Prospects the following principal risk is added to the prospectus:

Risks of Exchange Traded Funds
Investment in an exchange traded fund (ETF) carries the risk that the market value of the ETF shares may differ from their net asset value.  This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Accordingly, there may be times when an ETF's shares trade at a premium or discount to its net asset value.  Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance based on an ETF may not completely replicate the performance of the underlying index.  The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicated.  The Fund also will incur brokerage costs when it purchases ETFs .

Under the heading Costs of Investing in the Fund on page 8 of the Prospects the following disclosure is added to the prospectus:

Each ETF in which the Fund invests assesses fees and expenses that are not described in this prospectus.  If the fees and expenses of the underlying  ETFs were included in this table, your overall expenses would be higher.

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This supplement and the Prospectus dated January 1, 2007 provide the information a prospective investor ought to know before investing and should be retained for future reference.